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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 14, 2000
                               (December 14, 2000)

                            American Healthways, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     000-19364                 62-1117144
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(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
Incorporation)                                               Identification No.)


   3841 Green Hills Village Drive
        Nashville, Tennessee                                   37215
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(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (615) 665-1122
                                                          -----------------

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          (Former name or former address, if changed since last report)

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Item 9.     Regulation FD Disclosure.

         A press release issued by American Healthways, Inc. on December 14, 2000 is attached hereto as Exhibit 99.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                          American Healthways, Inc.


                                          By: /s/ Henry D. Herr
                                             ----------------------------------
                                          Name: Henry D. Herr
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Date: December 14, 2000






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                                  Exhibit Index


Exhibit No.                          Description
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
     99             Press Release dated December 14, 2000.





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